Exhibit 10.3

EXECUTION COPY

DEED OF TERMINATION OF THE RECEIVABLES OFFER DEED

July 15, 2009

Reference is made to the Receivables Offer Deed dated as of October 24, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “ROD”), between JohnsonDiversey UK Limited, a limited liability company incorporated under the laws of England and Wales (“JD-UK”) and JWPR Corporation (“JWPR”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the ROD.

Notwithstanding anything to the contrary in the ROD, the parties listed on the signature page hereto agree that the ROD is terminated effective as of the date hereof and the parties shall have no further obligations to each other thereunder. Notwithstanding anything to the contrary in this deed or any other Transaction Document, the obligations of JWPR and JD-UK under the ROD that expressly survive termination of the ROD shall continue after the termination of the ROD.

This deed and any non-contractual obligations arising out of it shall be governed by, and construed in accordance with, the laws of England and Wales.

This deed may be executed in any number of counterparts and all such taken together will be deemed to constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS OF WHICH this document has been duly executed as a deed by the parties and delivered on the date inserted above.

EXECUTED and DELIVERED as a DEED by	)
JOHNSONDIVERSEY UK LIMITED	)	/s/ David C. Quast.
acting by David C. Quast, a director,	)	Director
in the presence of:	)

Signature of witness: /s/ Tony A Sebranek

Name (in BLOCK CAPITALS): TONY A. SEBRANEK

Address: 8310 16TH STREET, STURTEVANT, WISCONSIN, U.S.A.

Occupation: TREASURY MANAGER

EXECUTED and DELIVERED as a DEED	)
by JWPR CORPORATION	)
by Tony A Sebranek	)
being a person who, in accordance with	)
the laws of that territory, is acting	)
under the authority of the company	)

/s/ Tony A Sebranek Authorised signatory

Signature Page to

Deed of Termination of ROD

JD-UK

Acknowledged and agreed to as of

the date first above written:

THE BANK OF NOVA SCOTIA,

as Agent, as a Managing Agent, and as a

Financial Institution under the “Purchase

Agreement” defined in the ROD

By:	/s/ Darren Ward
Name: Darren Ward
Title: Director

Signature Page to

Deed of Termination of ROD

JD-UK